November 18, 1994


                     SERVICES AGREEMENT TERM SHEET


     1.   Introduction

          The Chase Manhattan Corporation ("Chase") is entering into an Agreement and Plan of Merger (the "Merger Agreement") with U.S. Trust Corporation ("UST") under which Chase will, among other things, acquire certain portions of UST's processing business through a merger of UST with Chase or one of its subsidiaries (the "Merger"). Certain other assets of UST's business not acquired by Chase will, prior to the Merger, be transferred by UST to "NEW TRUSTCO."

          Chase proposes to provide certain processing and support services to NEW TRUSTCO and its present and future affiliates, and it is further intended by Chase and UST that those Services will be the subject of a definitive Services Agreement (the "Services Agreement") to be entered into between the date of the Merger Agreement (the "Merger Execution Date") and the closing of the Merger contemplated thereby. The parties will use all reasonable efforts to finalize the Services Agreement within 60 days after the Merger Execution Date.

          In the absence of the time needed by the parties to negotiate fully all the terms and conditions of the Services Agreement, Chase and UST have agreed to enter into this Services Agreement Term Sheet (the "Term Sheet") to evidence their intent to outline the principal terms and conditions that will be included in the definitive Services Agreement. In negotiating the Services Agreement, both parties may suggest or shall consider such other terms and conditions as they each in good faith believe are consistent with the Term Sheet, the Merger Agreement and Post-Closing Covenant Agreements.

     2.   Scope of Services

     2.1  Chase will provide the following services (the
          "Services") to NEW TRUSTCO during the term of the Services Agreement:

          (a)  the services described in the appended Attachment
               1 entitled "Services Schedule"; and

          (b) new or substantially changed products or services resulting from the evolution or change of NEW
               TRUSTCO's business, provided Chase offers or plans to offer such products or services to other clients.

          It is the parties' intention that Chase will perform all of the functions which are currently performed by the UST personnel who are to be transferred to Chase or whose positions or responsibilities are to be eliminated as a result of the acquisition even if such functions are not specifically enumerated on

          Attachment 1. In no event shall Chase provide Services for NEW TRUSTCO's broker dealer services or securities industry banking or provide Services in respect of any "back-up servicer" obligations of NEW TRUSTCO or its Affiliates. During the period of negotiation of the Services Agreement, Chase will complete its due diligence of UST's operations, including the functions to be performed by Chase under the Services Agreement and UST's budget documents regarding such functions.
          If such due diligence discloses that the services described in Attachment 1 are materially inconsistent with the services UST has been performing for itself or with the relevant budget documents, then the parties will discuss and agree upon equitable adjustments to the Fixed Fee.

     2.2  Chase shall be the exclusive provider of:
          (i) securities lending and the investment of related collateral, (ii) securities and commodities clearing services and (iii) so long as the pricing is competitive, foreign exchange services to NEW TRUSTCO's customers (including institutional clients), except where a customer requests that NEW TRUSTCO use another provider for foreign exchange services or securities and commodities clearing services.

     3.   Commencement of Services and Term

          The Services Agreement will have an initial term (the "Term") of five years beginning on the Closing Date of the Acquisition (the "Commencement Date"). NEW TRUSTCO may extend the initial term on the same terms and conditions for a further term of five years, subject to [portion redacted as privileged and confidential]. Alternatively, at the end of the initial term, NEW TRUSTCO may elect an additional two-year term subject to [portion redacted as privileged and confidential].

     4.   Implementation and Transition

     4.1 With the cooperation and assistance of NEW TRUSTCO, Chase will perform the transition and implementation activities (including systems and other modifications) which are required for Chase to perform the Services in a manner that is comparable to the manner in which they are performed as of the Commencement Date. A service is provided in a "comparable" manner if it does not (i) materially adversely impact the functions or operations of NEW TRUSTCO end users or materially increase NEW TRUSTCO's costs and (ii) materially adversely impact the way NEW TRUSTCO's customers are serviced.

     4.2 The parties will cooperatively prepare an implementation plan (the "Implementation Plan") describing in detail how the transition and implementation of the Services are to be accomplished.
          Implementation procedures will be designed, and activities will be conducted, so as to facilitate a smooth transition to the Services provided by Chase.

     4.3 If the implementation and transition activities are not completed in sufficient time to enable Chase to provide all of the Services on and from the Commencement Date (otherwise than as a result of undue delay or inactivity by NEW TRUSTCO), then on and from the Commencement Date, NEW TRUSTCO shall provide the required operational support pending assumption of the Services by Chase; and Chase shall reimburse NEW TRUSTCO for its cost of such support during such period.

     4.4 The parties intend NEW TRUSTCO has the right at any time, at Chase's cost but only once during the Term, to migrate to any asset management system used to support
          Chase's private banking business.

     5.   Service Charges

     5.1  [portion redacted as privileged and confidential]

     5.2  [portion redacted as privileged and confidential]

     5.3  [portion redacted as privileged and confidential]

     5.4  Additional Charges for Growth and Evolution of
          Services:

          (a) Growth: Chase will be compensated for growth over an agreed upon threshold through an additional volume charge (AVC) methodology. The parties will measure growth in each of the following business segments: domestic custody, global custody, corporate trust and bank services. Growth in domestic custody will be measured based on the number of accounts and secondary transactions; growth in global custody will be measured based on benchmarks to be agreed to during the negotiation of the Services Agreement; and growth in corporate trust and bank services will be measured based on the number of accounts. A baseline for the benchmark(s) used for each business segment will be set forth in the Services Agreement. Each baseline will include growth at a rate of [portion redacted as privileged and confidential] per year over UST's volume as of the Commencement Date.
               NEW TRUSTCO will be
               charged only for volumes above the baseline. During the negotiation of the Services Agreement, the parties will determine whether Chase's charges for above baseline volumes will be based on:
               [portion redacted as privileged and confidential].

          (b) New Services and Products: NEW TRUSTCO will compensate Chase for new services/products requested by NEW TRUSTCO. Charges for new custody or banking services/products will be based upon [portion redacted as privileged and confidential].

          (c) Computer Resources: In the event that NEW TRUSTCO requests changes to corporate systems which Chase is operating solely for NEW TRUSTCO's benefit and the change increases the total computer resource utilization for such systems (after taking into account any offsetting reductions in resource utilization) above a benchmark level, NEW TRUSTCO will be charged for such increased utilization. [portion redacted as privileged and confidential].

     5.5  Additional Charges for Certain Accounts:  Subject to
          Section 7 of the Post Closing Covenants Agreement, Chase will be compensated for Services provided in respect of accounts established by NEW TRUSTCO or any present or future Affiliate after the Effective Date for any corporation, trust (other than a Family Trust), foundation, endowment, limited liability company, partnership or other institutional client, including such accounts that are part of a Family or Family Office relationship, having assets in excess of [portion redacted as privileged and confidential].

          The preceding sentence is not intended to apply to non-institutional Family Office or individual accounts.

     5.6 Acquisitions: In the Event that NEW TRUSTCO or any subsidiary or Affiliate of NEW TRUSTCO (including its parent NEW HOLDINGS) directly or indirectly acquires a corporation or other entity or affiliated group of corporations or other entities that is engaged in the Processing Business (as defined in the Contribution and Assumption Agreement) (an "Acquired Person") and the revenues earned from the Processing Business by such Acquired Person during the twelve month period ending on the last day of the month immediately preceding the month of such acquisition exceed $[portion redacted as privileged and confidential], Chase shall be compensated for all Services provided to such Acquired Person (or its successor-in-interest) with respect to the Processing Business in accordance with [portion redacted as privileged and confidential].

     6.   Performance Standards:

     6.1 It is the parties' intention that the Services will be at least at the levels of performance achieved by UST as of the Merger Execution Date, as well as the standard performance levels achieved by Chase throughout the Term for similar external Chase customers (if such performance levels are superior to what UST achieved during such period), in terms of quality, accuracy, completeness, control and responsiveness.

     6.2 Attachment 1 sets forth certain standards of performance that have been represented by UST as standards currently being met to support NEW TRUSTCO's business (the "Performance Standards"). The parties will review the Performance Standards during the due diligence period, and will agree on appropriate adjustments to reflect UST's performance during the 12-month period prior to the Merger Execution Date. Chase will meet the finally adopted Performance Standards during the Term. The Services Agreement will identify an appropriate set of periodic reports to be issued to NEW TRUSTCO by Chase tracking Chase's performance with respect to the Performance Standards. The parties will schedule periodic meetings to review contract performance and to discuss long range planning and strategic objectives.

     6.3 Provided Chase meets the performance levels described in Sections 6.1 and 6.2, Chase shall have control over the manner in which it provides the Services. During the Term, Chase shall not make any changes in the way the Services are provided without NEW TRUSTCO's approval if such change would (i) in any material respect adversely impact the operations of NEW TRUSTCO or materially increase NEW TRUSTCO's costs, or (ii) in any material respect adversely impact the way NEW TRUSTCO's customers are serviced (subject, however, to changes that Chase is required to make to comply with regulatory requirements or changes arising from events beyond Chase's reasonable control).

     7.   Management and Control:

     7.1 NEW TRUSTCO and Chase will each designate an appropriate manager to serve as a primary point of contact for all communications relating to the Services.

     7.2 The parties will negotiate provisions regarding Chase and UST personnel.

     7.3 In recognition of the importance of NEW TRUSTCO as a Chase customer, Chase will periodically apprise NEW TRUSTCO of Chase's technology planning activities as they relate to the Services. As part of this process, Chase will consult with NEW TRUSTCO on mutually beneficial technology developments and potential joint development efforts. Chase will endeavor to include NEW TRUSTCO inputs in its development efforts; however, unless a written joint development agreement is reached on a particular development, Chase will make development decisions in its sole discretion.

     8.   Intellectual Property

     8.1 All data and information relating to NEW TRUSTCO's and Chase's business (including without limitation information pertaining to their customers and technology) will be treated confidentially. Each party will own all its respective data and information; neither party will assert a lien against it, commercially exploit it, or otherwise use it for any purpose other than for providing or receiving the Services. Each party will limit disclosure of the other party's data and information to employees and subcontractors on a need-to-know basis, and will be responsible for any unauthorized disclosures by such employees and subcontractors. Chase will safeguard NEW TRUSTCO's data and information against destruction, loss or alteration using procedures which are equivalent to those it uses to safeguard its own comparable data and information.

     8.2 The Services Agreement will contain reasonable provisions for the protection of each party's intellectual property rights.

     9.   Termination Rights

     9.1 Either party may terminate for material breaches which are not cured within 30 days after the expiration of a 15-day informal dispute resolution process initiated by the nonbreaching party. A series of breaches which are not individually material may, in the aggregate, be material.

     9.2 Either party may terminate in the event that the other party becomes insolvent or bankrupt. Either party may terminate the Services Agreement upon certain types of changes of control of the other party to be defined in the Services Agreement.

     9.3  [portion redacted as privileged and confidential]

          [portion redacted as privileged and confidential].

     9.4 Chase will provide reasonably requested termination assistance to NEW TRUSTCO or its designee for a period up to one year upon the expiration or prior termination of the Services Agreement for any reason (including termination for the material breach of NEW TRUSTCO) to facilitate a smooth transition of the Services to NEW TRUSTCO or its designee. Payment provisions will be negotiated between the parties. Termination assistance will include the following:

          (a) To the extent Chase has developed a new asset management system to support NEW TRUSTCO, Chase will license NEW TRUSTCO or its designated third party vendor to use such application at the then current market value of such license. As part of the license, NEW TRUSTCO and its third-party vendor will be required to accept reasonable confidentiality and use restrictions relating to such Chase system, and Chase will provide copies of source code and technical documentation for such system.

          (b) The parties will negotiate appropriate terms regarding transfer of assets, contracts and personnel in connection with termination.

     10.       Indemnities:

     10.1 The Services Agreement will contain reasonable indemnity provisions, including without limitation indemnities against intellectual property infringement, liability to third parties resulting from acts or omissions of Chase or NEW TRUSTCO, and employment related claims. Any loss of principal will be resolved in accordance with normal and customary industry practice.

     11.       Other Terms:

     11.1 The parties will continue to perform their respective obligations pending the resolution of any dispute under an informal dispute-resolution procedure involving two escalating levels of the parties' management above the respective project executives. NEW TRUSTCO's failure to perform any of its responsibilities under the Services Agreement (other than its payment obligations) will not constitute a material breach of the Services Agreement, but Chase's nonperformance of its obligations will be excused if and to the extent that it results from NEW TRUSTCO's failure of performance and Chase uses commercially reasonable efforts to perform.

     11.2 Each party will be excused from performance delays and failures due to acts of God and other causes beyond the reasonable control of such party, provided the delay could not have been avoided by reasonable precautions (such as backup systems) and cannot reasonably be circumvented through the use of alternative sources, workaround plans and other means. If a force majeure condition materially restricts the performance of the Services for more than three days, NEW TRUSTCO may procure such Services from alternative sources. The parties will share equally the charges of such alternative source and NEW TRUSTCO will continue to pay Chase the Fixed Fee. If the force majeure even persists for more than five days, NEW TRUSTCO may terminate the Services Agreement.

     11.3 The parties will negotiate appropriate audit provisions. During the transition period, Chase will make available EDP and other information which will allow UST to do due diligence relevant to the Services that Chase will provide to NEW TRUSTCO under the Services Agreement (but only to the extent the provision of such EDP and other information is reasonable and customary for banks using Chase as a service provider).

     11.4 Chase and NEW TRUSTCO will maintain reasonable insurance.

     11.5 Chase may assign the bank operations processing or data center services provided under the Services Agreement to a third party without NEW TRUSTCO's consent if such third party will also be providing bank operations processing and data center services for Chase on the same terms and conditions; otherwise, any such assignment will require NEW TRUSTCO's prior written consent (which may be granted or withheld in NEW TRUSTCO's sole discretion). Chase will not assign the remaining services to a non-affiliated entity; however, it may sell or transfer any business unit providing such services. NEW TRUSTCO will not have the right to assign the Services Agreement without obtaining Chase's consent. Chase will not subcontract performance of a major portion of the Services without NEW TRUSTCO's consent unless the subcontractor will also be providing the same services for Chase on the same terms and conditions.

        11.6      [portion redacted as privileged and confidential].


                                   THE CHASE MANHATTAN
                                   CORPORATION,


                                   By:  /s/  Deborah L. Duncan
                                      -------------------------
                                      Name:  Deborah L. Duncan
                                      Title: Executive Vice
                                             President and
                                             Treasurer


                                   U.S. TRUST CORPORATION,


                                   By:   /s/ H. Marshall Schwarz
                                      --------------------------
                                      Name:  H. Marshall Schwarz
                                      Title: Chairman and CEO